TRADE AND OTHER RECEIVABLES (Tables)	12 Months Ended
Dec. 31, 2017
Receivables from contracts with customers [abstract]
Schedule of trade and other receivables

As at December 31,	2017	2016
Trade receivables (i)	$38.6	$35.1
Other receivables	—	1.5
Trade and other receivables	$38.6	$36.6

(i)
The average credit period for gold and silver sales is less than 30 days and for copper sales, approximately 90 days. No interest is charged on trade receivables and they are neither impaired nor past due.